UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the registrant ☒
Filed by a party other than the registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(c)(2))

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-12
GATEWAY FINANCIAL HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)	Form, schedule or registration statement no.:

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(4)	Date filed:

GATEWAY FINANCIAL HOLDINGS, INC.
1145 North Road Street
Elizabeth City, North Carolina 27909
Telephone: (252) 334-1511

Notice of Special Meeting of Shareholders
Friday, December 9, 2005

To the Shareholders:
     A Special Meeting of the Shareholders of Gateway Financial Holdings, Inc. (the “Company”) will be held:
• Friday, December 9, 2005

• 2:00 p.m. (local time)

• Gateway Bank & Trust Co.

1580 Laskin Road

Virginia Beach, Virginia
or at any adjournments thereof, for the following purposes:
          •     To consider approval of an amendment to the Company’s Articles of Incorporation increasing the authorized number of shares of common stock from 10,000,000 to 20,000,000.
     Shareholders of record at the close of business on October 31, 2005, are entitled to notice of the meeting and to vote at the meeting and any adjournments thereof. The Company’s stock transfer books will not be closed.
     Please complete, date and sign the enclosed proxy and return it promptly in the enclosed pre-paid envelope. As many shares as possible should be represented at the meeting, and so even if you expect to attend the meeting, please return the enclosed proxy. By doing so, you will not give up the right to vote at the meeting. If you return the proxy and also attend, notify the Secretary when you arrive at the meeting that you wish to vote in person, you will be given a ballot, and the Company will disregard the proxy you return, provided you do vote in person or otherwise validly revoke your proxy. (For more details, see the attached Proxy Statement.)
By order of the Board of Directors,
D. Ben Berry
Chairman, President and Chief Executive Officer
November 10, 2005

GATEWAY FINANCIAL HOLDINGS, INC.
1145 North Road Street
Elizabeth City, NC 27909
Telephone: (252) 334-1511

Proxy Statement

SPECIAL MEETING
          The Board of Directors (the “Board”) of Gateway Financial Holdings, Inc. (the “Company”) hereby solicits your appointment of proxy, in the form enclosed with this statement, for use at the Special Meeting of Shareholders (“Special Meeting”) to be held:
• Friday, December 9, 2005

• 2:00 p.m. (local time)

• Gateway Bank & Trust Co.

1580 Laskin Road

Virginia Beach, Virginia
or at any adjournment thereof, for the purposes stated in the accompanying Notice of Special Meeting of Shareholders. The Board has fixed the close of business on October 31, 2005 as the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting. The Company mailed this Proxy Statement and the enclosed form of appointment of proxy on or about November 10, 2005.
     You are invited to attend the Special Meeting. Even if you plan to attend the Special Meeting, you are requested to vote on the proposal described in this Proxy Statement by returning the enclosed appointment of proxy.
VOTING OF APPOINTMENTS OF PROXY
     Your vote is important. Your shares can be voted at the Special Meeting only if you attend the meeting or complete the enclosed appointment of proxy. You do not have to attend the meeting to vote. As an alternative, you may vote by executing and returning the enclosed appointment of proxy. The Board has named David R. Twiddy and J. Frank Horne (the “Proxies”) as management proxies in the enclosed appointment of proxy. When appointments of proxy in the enclosed form are properly executed and returned in time for the Special Meeting, the shares they represent will be voted at the meeting in accordance with the directions given. If no directions are given on how to vote your shares, the appointment of proxy will be voted FOR approval of the amendment of the Company’s Articles of Incorporation as described in Proposal 1. Under North Carolina corporate law, the only business that may be considered at the Special Meeting is consideration of approval of the amendment of the Company’s Articles of Incorporation as described in Proposal 1. If other matters properly come before the meeting, the Proxies will be authorized to vote shares represented by appointments of proxy in accordance with their best judgment. These matters include, among other matters, approval of the minutes of the 2005 annual meeting and consideration of a motion to adjourn the Special Meeting to another time or place.

     Record Holders. If you hold shares in your own name, you are a “record” shareholder. Record shareholders may complete and sign the accompanying appointment of proxy and mail it in the business return envelope provided or deliver it in person to the Company.
     Street Name Holders. If you hold shares through a broker or other nominee, you are a “street name” shareholder. Street name shareholders who wish to vote at the Special Meeting need to obtain the proxy materials from the institution that holds their shares and follow the voting instructions on that form.
REVOCATION OF APPOINTMENT OF PROXY
     If you give an appointment of proxy in the accompanying form, you may revoke that appointment at any time before the actual voting. To revoke the proxy, notify the Company’s Secretary in writing, execute another appointment of proxy bearing a later date and file it with the Secretary, or vote in person at the meeting as described below. The address for the Secretary is:
Wendy W. Small, Secretary
Gateway Financial Holdings, Inc.
1145 North Road Street
Elizabeth City, North Carolina 27909
     If you return the appointment of proxy, you may still attend the meeting and vote in person. When you arrive at the meeting, first notify the Secretary of your desire to vote in person. You will then be given a ballot to vote in person, and, provided you do vote in person or otherwise validly revoke your prior appointment of proxy as described above, your prior appointment of proxy will be disregarded.
     If you attend the meeting in person, you may vote your shares without returning the enclosed appointment of proxy. However, if your plans change and you are not able to attend, your shares will not be voted. Even if you plan to attend the meeting, the best way to ensure that your shares will be voted is to return the enclosed appointment of proxy and, when you get to the meeting, notify the Secretary that you wish to vote in person.
QUORUM
     The Company’s Bylaws provide that the holders of a majority of the Company’s outstanding shares, represented in person or by proxy, shall constitute a quorum at the Special Meeting, and that if there is no quorum present at the opening of the meeting, the Special Meeting may be adjourned from time to time by the vote of a majority of the shares voting on the motion to adjourn. Abstentions will be counted as present and entitled to vote for purposes of determining whether a quorum is present at the Special Meeting. Broker non-votes will not be counted for purposes of determining whether a quorum is present at the Special Meeting.
HOW VOTES WILL BE COUNTED
     Each Share is entitled to one vote for each matter submitted for a vote. Proxies will be tabulated by one or more inspectors of election designated by the Board.
     Proposal 1 — Approval of an Amendment to the Company’s Articles of Incorporation Increasing the Authorized Number of Shares of Common Stock from 10,000,000 to 20,000,000. Proposal 1 will be approved if the number of votes cast for the proposal exceeds the number of votes cast against the proposal. Shares not voted (including abstentions and broker non-votes) will have no effect.

EXPENSES OF SOLICITATION
     We will pay the cost of this proxy solicitation. In addition to solicitation by mail, the Company’s directors, officers and regular employees may solicit appointments of proxy in person or by telephone. None of these employees will receive any additional or special compensation for this solicitation. The Company has retained Regan & Associates, Inc. to assist in the solicitation of proxies for a fee of $8,500. We will, on request, reimburse brokerage houses and other nominees their reasonable expenses for sending these proxy soliciting materials to the beneficial owners of the Company’s stock held of record by such persons.
DESCRIPTION OF THE VOTING SECURITIES
     At the close of business on the voting record date, October 31, 2005, there were 7,464,582 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting (sometimes referred to herein as the “Shares”). The Company is authorized to issue 10,000,000 shares of common stock and 1,000,000 shares of preferred stock. The voting rights of the preferred stock are to be set by the Board at the time such stock is issued. No preferred stock is issued or outstanding. As of the voting record date, there were approximately 1,100 holders of record of the Company’s common stock.
BENEFICIAL OWNERSHIP OF SECURITIES
     The following table sets forth the beneficial ownership of each person holding more than five percent of the Shares as of June 30, 2005 for Wellington Management Company, LLP (reported on Form 13F as filed by Wellington Management Company, LLP with the Securities and Exchange Commission on August 15, 2005) and as of September 30, 2005 for Mr. Jerry T. Womack, who is a director of the Company.

Name and address of	Shares Currently	Percent of Shares
Shareholder	Beneficially Owned	Beneficially Owned
Wellington Management Company, LLP	433,587	5.7%
75 State Street
Boston, Massachusetts 02109

Jerry T. Womack	499,402	6.7% (1)
1190 Harmony Road
Norfolk, Virginia 23502
(1)	The ownership percentage shown is calculated based on the total of 7,459,881 Shares issued and outstanding at September 30, 2005, plus the number of shares of common stock that can be issued to the named individual within 60 days of September 30, 2005 upon the exercise of stock options held by the named individual that were exercisable as of September 30, 2005.

     The following table shows, as of September 30, 2005, the number of shares beneficially owned by each director and principal officer of the Company and by all directors and principal officers of the Company as a group:

	Common stock	Percent of
	currently	common stock
Beneficial owner (position)	owned (1)	owned (2)

H. Spencer Barrow (director)	34,372	*
D. Ben Berry (director, Chairman, President & CEO)	130,678	1.7%
William Brumsey, III (director)	152,658	2.0%
Jimmie Dixon, Jr. (director)	96,875	1.3%
James H. Ferebee, Jr. (director)	143,749	1.9%
Charles R. Franklin, Jr. (director)	34,100	*
Robert Y. Green, Jr. (director)	30,453	*
Mark A. Holmes (Senior Executive Vice President)	71,527	1.0%
Taylor Johnson, Jr. (director)	50,000	*
Robert Willard Luther, III (director)	36,386	*
Frances Morrisette Norrell (director)	69,517	*
W.C. “Bill” Owens, Jr. (director)	136,689	1.8%
Billy G. Roughton (director)	30,073	*
Ollin B. Sykes (director)	75,991	1.0%
David R. Twiddy (Senior Executive Vice President)	98,546	1.3%
Frank T. Williams (director)	267,372	3.6%
Jerry T. Womack (director)	499,402	6.7%
Directors and principal officers as a group (17 persons)	1,959,388	24.0%
NOTES:

*	Owns less than one percent of the outstanding common stock.

(1)	For each director or principal officer listed above, this column includes the following number of shares of common stock capable of being issued within 60 days of September 30, 2005, upon the exercise of stock options held by the named individual: Berry — 91,159; Brumsey — 52,659; Dixon — 52,659; Ferebee — 52,659; Franklin — 22,000; Green — 22,000; Holmes — 22,000; Johnson — 20,000; Luther — 28,691; Norrell — 52,659; Owens — 52,359; Roughton — 20,000; Sykes — 22,000; Twiddy — 59,919; Williams — 52,659; Womack — 40,533; directors and principal officers as a group — 663,956. To the Company’s knowledge, each person has sole voting and investment power over the shares shown as beneficially owned by such person, except for the following shares which the individual indicates that he or she shares voting and/or investment power: Barrow — 13,787; Berry — 266; Brumsey — 1,465; Dixon — 9,102; Ferebee — 7,504; Green — 635; Holmes — 2,667; Luther — 119; Norrell — 2,733; Owens — 53,789; Sykes — 30,301; Womack — 55,000; officers and principal directors as a group — 176,733.

(2)	The ownership percentage of each individual is calculated based on the total of 7,459,881 Shares issued and outstanding as of September 30, 2005, plus the number of shares of common stock that can be issued to that individual within 60 days of September 30, 2005 upon the exercise of stock options held by the individual. The ownership percentage of the group is based on the Shares outstanding plus the number of shares of common stock that can be issued to the entire group within 60 days of September 30, 2005 upon the exercise of all stock options held by the group that were exercisable as of September 30, 2005.
PROPOSAL 1: APPROVAL OF AN AMENDMENT TO THE ARTICLES OF
INCORPORATION INCREASING THE AUTHORIZED NUMBER OF SHARES
OF COMMON STOCK FROM 10,000,000 TO 20,000,000
     On October 24, 2005, the Board approved an amendment to Article II of the Articles of Incorporation of the Company to increase the authorized number of shares of common stock from 10,000,000 to 20,000,000. The Company currently is authorized to issue up to 10,000,000 shares. As of the record date for the Special Meeting, 7,464,582 of the authorized shares were outstanding and 1,349,955 of the authorized shares are reserved for issuance under the Company’s stock option and omnibus incentive plans, leaving 1,185,463 shares available for issuance for other corporate purposes.
     It is the Company’s intention to finance its operations through, among other things, the issuance from time to time of various equity securities, to consider the acquisition of financial service businesses (possibly using the shares of common stock as consideration in some instances), and to consider the issuance of additional shares of common stock through stock splits and stock dividends in appropriate circumstances. Accordingly, the continued availability of shares of common stock is necessary to provide the Company with the flexibility to take advantage of opportunities in such situations. The Company does not currently have any agreements or understandings, nor is involved in any negotiations, with respect to any acquisitions of other businesses.
     Pursuant to North Carolina law, authorized and unissued shares (other than those shares reserved for certain purposes) are available for issuance by the Company to such persons and for such consideration as the Board may determine from time to time. Shareholders may not be given the opportunity to vote on such matters, unless shareholder approval is required by applicable law or unless the Board in its judgment recommends shareholder approval. Shareholders have no preemptive rights to subscribe to newly issued shares of common stock. Because there are no preemptive rights, the issuance of additional shares of common stock could dilute the interests of existing shareholders.
     The Board believes that the proposed increase in the number of authorized shares of common stock will provide flexibility needed to meet corporate objectives and is in the best interests of the Company and its shareholders. If the proposal is approved, officers of the Company will promptly make the appropriate filings in the State of North Carolina and take any other action necessary to implement the amendment.
     The Board of Directors recommends that shareholders vote FOR approval of the amendment to the Company’s Articles of Incorporation. Proposal 1 will be approved if the number of votes cast for the proposal exceeds the number of votes cast against the proposal.

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS
     How to submit proposals for possible inclusion in the 2006 proxy materials: For shareholder proposals to be considered for inclusion in the proxy materials for the Company’s 2006 Annual Meeting, any such proposals must be received at the Company’s principal office (currently: Gateway Financial Holdings, Inc., 1145 North Road Street, Elizabeth City, North Carolina 27909) not later than December 2, 2005. In order for a proposal to be included in the Company’s proxy materials for an annual meeting, the person submitting the proposal must own, beneficially or of record, the lesser of 1% or $2,000 in market value of the Shares entitled to be voted on that proposal at the annual meeting and must have held those Shares for a period of at least one year and continue to hold them through the date of the annual meeting. Also, the proposal must comply with certain other eligibility and procedural requirements established under the Securities and Exchange Act or related SEC regulations. The Board will review any shareholder proposal received by that date to determine whether it meets these criteria. Please submit any proposal by certified mail, return receipt requested.
     Shareholder proposals after December 2, 2005: Proposals submitted after December 2, 2005 will not be included in the proxy materials for the 2006 Annual Meeting. However, if a shareholder wishes to have a proposal considered at the 2006 Annual Meeting as other business, any such proposals should be delivered to the Company’s principal office no later than February 16, 2006. Management proxies shall have discretionary authority to vote on any proposals received after February 16, 2006.
     Nominations of directors: The nomination of any person for election to the Board may be made by a shareholder entitled to vote on such election if written notice of the nomination of such person shall have been delivered to the Company’s Secretary at the principal office of the Company not less than seven days nor more than 60 days prior to the date of the annual meeting. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination, the beneficial owner, if any, on whose behalf the nomination is made, and of the person or persons to be nominated; (b) the class and number of Shares which are owned beneficially and of record by such shareholder and such beneficial owner, and a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) all other information regarding each nominee proposed by such shareholder as would be required to be included in the proxy statement for the meeting if the nominee had been nominated by the Board; and (e) the written consent of each nominee to serve as director of the Company if so elected. Recommendations and nominations not made in accordance herewith may, in his discretion, be disregarded by the Chairman of the shareholders’ meeting and, upon his instruction, the voting inspectors may disregard all votes cast for each such nominee.
OTHER MATTERS
     Under North Carolina corporate law, the only business that may be considered at the Special Meeting is consideration of approval of the amendment of the Company’s Articles of Incorporation as described in Proposal 1. If other matters, such as approval of the minutes of the 2005 annual meeting or consideration of a motion to adjourn the Special Meeting to another time or place are properly presented at the Special Meeting or any adjournment thereof, the persons named in the enclosed form of appointment of proxy will vote in accordance with their best judgment.
By order of the Board of Directors,
D. Ben Berry
Chairman, President and Chief Executive Officer

Revocable Proxy
GATEWAY FINANCIAL HOLDINGS, INC.
1145 North Road Street, Elizabeth City, NC 27909
Appointment of Proxy
solicited on behalf of the Board of Directors
of Gateway Financial Holdings, Inc.
for A Special Meeting to be held December 9, 2005
     HOW TO COMPLETE THIS APPOINTMENT OF PROXY. The shares represented by this Appointment of Proxy will be voted as you direct below.

•	If you wish to vote in accordance with the recommendations of the Board of Directors, you need only sign below without marking any boxes.
•	If you wish to vote another way, mark the appropriate box.

•	If you do not mark any boxes, the Proxies (named below) will vote the shares represented by this Appointment of Proxy FOR approval of the amendment to the Articles of Incorporation, and, should other matters properly come before the meeting, they will vote the shares in accordance with their best judgment.

     To ensure that a quorum is present at the Special Meeting. Because business can be transacted at the Special Meeting only if a quorum is present, it is important that you sign and return this Appointment of Proxy even if you plan to attend the meeting. Then, if you wish to vote differently, revoke the Appointment of Proxy by following the instructions below.
     How to revoke this Appointment of Proxy. You may revoke this Appointment of Proxy any time before it is exercised by the Proxies. To do so, you may either (1) revoke the proxy by notifying the Company’s Secretary in writing, (2) file an Appointment of Proxy dated at a later time with the Secretary, or (3) attend the meeting, tell the Secretary that you wish to vote in person, receive a ballot and actually vote in person or otherwise validly revoke your prior Appointment of Proxy.
     How to sign and return this Appointment of Proxy. Whether or not you plan to attend the Special Meeting, please sign below exactly as your name appears on the stock certificate, and fill in the date. If there are joint owners, each must sign personally. Trustees and others signing in a representative capacity should indicate below the capacity in which they sign. Then return this Appointment of Proxy in the enclosed envelope. No postage is necessary if you mail it in the United States.
     Board recommendation. The Board of Directors recommends a vote FOR approval of the amendment to the Articles of Incorporation.
     APPOINTMENT OF PROXY: The undersigned shareholder of Gateway Financial Holdings, Inc., a North Carolina corporation (the “Company”), hereby appoints David R. Twiddy and J. Frank Horne, or either of them (the “Proxies”), as proxies with full power of substitution to act and vote for and on behalf of the undersigned at the Special Meeting of Shareholders of the Company to be held on December 9, 2005, at 2:00 p.m. local time, at the office of Gateway Bank & Trust Co., 1580 Laskin Road, Virginia Beach, Virginia, or at any adjournment thereof, as fully as the undersigned would be entitled to act and vote if personally present, on the business presented at the Special Meeting, and in their discretion on such other matters as may properly be brought before the Special Meeting or any adjournment thereof. If only one such Proxy be present and acting as such at the Special Meeting or any adjournment, that one shall have all the powers hereby conferred.
— Please complete and sign on the other side —

— Continued from the reverse side —
  The undersigned hereby revokes all appointments of proxy previously given to vote at said meeting or any adjournments thereof.

1.	APPROVAL OF THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION INCREASING THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 10,000,000 TO 20,000,000.
☐ FOR                    ☐ AGAINST                    ☐ ABSTAIN

2.	OTHER MATTERS:
  The Proxies will vote in their discretion on any other matters properly presented.

Signature of shareholder

Signature of shareholder
Date: ________________________________, 2005